FUSHI International, Inc.



Corporate Presentation

19th Annual Roth Capital "OC" Conference

February 2007

Safe Harbor Statement

Except for the historical statements made herein, the statements made in this presentation are forward-looking statements that could cause actual results to differ materially from those projected in forward-looking statements include, but are not limited to, general business conditions, managing growth, and political and other business risks. All forward-looking statements are expressly qualified in their entirety by this Cautionary Statement and the risks and other factors detailed in the Company's reports filed with the Securities and Exchange Commission. Fushi International Inc. undertakes no duty to update these forward-looking statements.

Company Overview

Company Description

- Fushi International, Inc. is China's leading manufacturer of bimetallic products
- Incorporated in the PRC in 2002 and headquartered in Dalian, Liaoning Province, China

Competitive Advantages

- Market leadership position
- Low cost producer
- Significant manufacturing capacity
- Patented "bond welding" process
- Established Brand Name

Financial Overview



$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
Revenue
Net Income
2003
2004
2005
2006

(In US$ Millions – 2006 Un-audited)

Key Facts

OTCBB Ticker:	FSIN
Fully Diluted Shares Outstanding (Dec. 31):	22.8M
Price on February 15:	$7.00
Market Capitalization:	$160M
Management Ownership:	59.9%
Institutional Ownership:	33.5%
Accountant:	Moore Stephens
Fiscal Year End:	December 31

Evolution in U.S. Capital Markets

December 13, 2005

RTO with US$12MM Financing

January 13, 2006

Filed SB2 Registration Statement

August 2, 2006

SB2 Effective Date (5 months

Press Release

Fushi International, Inc. Completes $60 Million Hybrid Debt Financing with Citadel Equity Fund Ltd.

"Merrill Lynch Far East Limited acted as the placement agent."

January 29, 2007

Company Overview


Corporate Structure
Mr. FU Li
Mr. YANG Yue
Other Management
Institutional Investors
Retail
52.3%
5.6%
2.0%
33.5%
6.6%
100%
Fushi International, Inc.
(Incorporated in Nevada, US)
100%
Fushi Holding, Inc.
(Incorporated in Delaware, US)
100%
Fushi International (Dalian) Bimetallic Cable Co., Ltd.
(Incorporated in Dalian, China)
Contractual
Dalian Fushi Bimetallic Cable Co., Ltd.
(Incorporated in Dalian, China)

Corporate structure chart reflects status after dilution.

Key Investment Highlights

FUSHI International,Inc.

- End Market Growth
- Technology Leadership
- Low Operating Cost and Flexible Business Model
- Rapidly Growing Scale and High Utilization
- Broad Customer Base
- Strong Financial Momentum

FUSHI -- China's Bimetallic Industry Leader with Significant Market Share and Manufacturing Capacity

What are Bimetallic Composites?

- Low-cost alternative to solid copper and other conductive metals for use in cable and wire applications
- Combines the beneficial properties of two distinct metals in a single composite conductor
- Bimetallic products offer similar connectivity, better conductivity, corrosion-resistance and cost advantages with the strength and mechanical ruggedness from its core base metals
- Bimetallic products are becoming increasingly utilized as customers look to offset the rising cost of pure-copper based solutions


铝芯
Aluminium core
铜层
Copper layer
медной слой

Established Worldwide and Domestic Bimetallic Market

World Wide Demand:

The key industries for bimetallic products– including cable television and telecommunications – are both large in absolute size and have experienced significant growth

'03-'06 Global Bimetals Consumption



'000 tons
400
300
200
100
0
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
2003
2004
2005
2006
WW Consumption
YoY Growth

Domestic Demand:

10% Annual GDP Growth in China has driven demand for related infrastructure products at an exponential rate

'03-'06 China Bimetals Consumption



'000 tons
150
100
50
0
150.0%
100.0%
50.0%
0.0%
2003
2004
2005
2006
Domestic Sales
YoY Growth

Source: Copperweld, Nonferrous Metals Center of Okokok Market Research

Bimetallic Production Process



Raw materials
Copper stripe
Aluminum
2. Cladding
3. Drawing
1. Surface cleaning
4. Annealing
6. Quality check
5. Final drawing
7. Finish product
Copper clad aluminum

Production Lines



capacity (2-shift)
output
Ave. # of Production Lines
49.5% CAGR OF ANTICIPATED CAPACITY EXPANSION
30000
25000
20000
15000
10000
5000
0
45
40
35
30
25
20
15
10
5
0
4800
8
4446
8400
14
8111
12000
20
11252
24000
40
2004
2005
2006
2007

Capacity Utilization: 2004 = 92.6%
2005 = 96.6%
2006 = 93.8%

Facility Expansion To Meet Increasing Demand

- **Began operations at a new, expanded facility in the summer 2005**

- **Four Fold Increase in Capacity**
  - Original 5 production lines increased to 20
  - 12,000 annual tons of capacity
  - 93% current capital utilization for CY 2006



- **500,000 Square Feet of Available Capacity**
  - 25 times the size of the previous facility
  - 40 Lines anticipated to be in production during 2007, equating to 24,000 annual tons of capacity
  - Employee housing





Return on Investment

Financial Analysis for a Typical Manufacturing Line

(US$)	*CCA*	*% Revenue*	*FINE WIRE*	*% Revenue*
Annual Revenue/Line	**3,115,260**	**100.0%**	**2,173,500**	**100.0%**
COGS/Line	**1,979,748**	**63.6%**	**1,142,361**	**53.6%**
Operating Expenses	**248,909**	**8.0%**	**143,768**	**6.6%**
Operating Income Contribution	**886,603**	**28.5%**	**887,371**	**40.8%**
Approximate Payback:	**9.0 Months**		**8.4 months**	

Assumptions:	CCA Regular	Fine Wire
Annual capacity of typical production line:	600 tons	350 tons
Avg. capacity utilization	90%	90%
ASP/ton - '06	$5,700	$6,900
Raw Materials as % of COGS	85%	80%
Avg. split in raw material by weight: Cu:Al	30%: 70%	30%: 70%
Cost of a typical line:	$660,600	$620,000

Gross and Operating margins similar to those of FY '06

CCA – The Alternative to Solid Copper Wire


LME Copper
9000
8000
7000
6000
5000
4000
3000
01/01/2005
30/06/2005
27/12/2005
25/06/2006
22/12/2006
Date


LME Aluminum
4000
3000
2000
1000
01/01/2005
30/06/2005
27/12/2005
25/06/2006
22/12/2006
Date

High Copper Prices drive demand for Bimetallic wire while relatively stable Aluminum prices benefit COGS…

'03-'06 Global CCA Consumption


'000 tons
200
150
100
50
0
34.0%
32.0%
30.0%
28.0%
26.0%
2003
2004
2005
2006
WW Consumption
YoY Growth

'03-'06 China CCA Consumption


'000 tons
80
60
40
20
0
250.0%
200.0%
150.0%
100.0%
50.0%
0.0%
2003
2004
2005
2006
Domestic Sales
YoY Growth

Source: Copperweld, Nonferrous Metals Center of Okokok Market Research

Applications for Our Products

- **Telecommunications:**
  - CATV
  - Coaxial drop wire
  - Antenna wire
  - Composite cables (coax and twisted pair)
  - 50 ohm antenna cable
- **Telephone:**
  - Drop wire
  - Telephone conductor
- **Electric Utilities:**
  - Transmission Lines
  - Buried counterpoise wire
  - Structure ground leads
  - Switch Yards & Substations (Transmission & Distribution)
  - Substation ground grid wire
  - Fence and structure grounds



- **Distribution Lines:**
  - Pole ground wire
  - Transformer grounds
  - Surge arrestor down leads
- **Generation Plants**
  - Building lightning protection
  - Building ground wire
- **Industrial:**
  - Drop wire
  - Magnet wire
  - Transformer windings
  - Building wire
  - Automotive wiring harnesses
  - Battery cables
- **Electronics:**
  - Substation ground grid wire
  - Fence and structure grounds
  - Coax center conductor for LANs
  - Electronic components
  - Lead wire for transistors, resistors, capacitors, and more
  - Radio frequency shielding
- **Transit:**
  - Substation ground grid wire
  - Fence and structure grounds
  - Catenaries messenger wire
  - Grounding wire
  - Guy wire

China Domestic Market for CCA

As the Chinese Economy grows, the build out of infrastructure has increased at an exponential rate. As a result, the domestic demand for CCA has increased multi-fold…

'000 tons



290,000 tons
170,000 tons
70,000 tons
30,000 tons
300
250
200
150
100
50
0
2005
2006
2007 (forecast)
2008 (forecast)
Power Transmission wire
Computer Wire
Automotive Wire Harness
Distribution Wire
Transformer Wire
Electromagnet/ Winding Wire
Shielding Wire/ Braided Wire
Coaxial Cable

Source: China Optical & Electronic Cable Association

CCA vs. Copper: Historical and Projected Replacement

The elevated price of copper will continue to drive strong demand for bimetallic products with a small shift in market share towards CCA generating significant industry revenue.

'03-'06 China Consumption ('000tons)



4000
3500
3000
2500
2000
1500
1000
500
0

	2003	2004	2005	2006
CCA	5	10	30	70
Copper	2950	3300	3600	3900

Copper CCA

'07-'10 China Consumption Forecast ('000tons)



6000
5000
4000
3000
2000
1000
0

	2007	2008	2009	2010	2011
CCA	170	290	360	580	920
Copper	4100	4250	4400	4500	4600

Copper CCA

CCA replacement of copper expected to hit 20% by 2011



160.0%
140.0%
120.0%
100.0%
80.0%
60.0%
40.0%
20.0%
0.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
8.20%
12.90%
20%
2007
2008
2009
2010
2011
CCA Growth
%of Copper

Source: Nonferrous Metals Study Center of Okokok Market Research

Domestic Market Drivers: CCA Cable for CATV

- ***CATV (Cable TV)***

  China has over 400 million TV sets and over 100m subscribers in the PRC

- ***Government "Ten Year Plan"***

  All homes to have access to cable by 2008 in time for Beijing Olympics

  There are currently 1.3B Chinese citizens

- ***CCA Coaxial Cable has become industry standard.***



CCA sales will increase at an annual rate of 8% (China Electronic Components Association figure)
High Copper Price
CCA is now standard
Domestic demand is 700k to 800k km/yr
Export expected to reach the same volume as Domestic - Totaling 1300k to 1500k km/yr
Government Promotion
Increasing Popularity
CATV
210 tons of CCA are used for every 10 thousand km, the total sales will top 31,500 tons/yr.

Domestic Market Drivers : CCA Cable for RF

"According to China Wire & Cable Network, the largest PRC application markets for CCA products are wireless telecommunication and base station subsystems"

Trends Remain in Place for Strong Growth

- Nearly 500 Million China wireless subscribers at the end of 2006; up approximately 9.7% from last year
- 38 million alone have picked up their first handset in the past twelve months according to the Ministry of Information (MII)
- Experts predict a 10% increase in wireless subscribers in 2007
- Capacity will need to be added to support additional users and applications especially if "3G" technologies are launched in 2H 2007

Based on these trends…

China Wire & Cable Network expects the PRC market for CCA to experience 25% growth above and beyond underlying market growth as the "CCA products are increasingly recognized as a viable and low cost-alternative to single copper wire"





"Fine Wire" Products

- Processed from CCA in house to yield wire ranging from 5.08 – 2.05mm in diameter
- Expanded Applications Opportunities:
  – Electronic distribution lines for electricity
  – Wire components for electronic instruments and devices.
  – High volume markets
- Higher margin given higher ASP's

Transition from copper:

Analysts estimate that copper constitutes 19% of the component costs in a typical cell phone and consumer portable electronic device; this represents just one of many markets for our "fine wire" product





Worldwide Mobile Handset Growth



1200
1000
800
600
400
200
0
395
435
518
670
807
960
1,085
38%
40%
44%
54%
54%
46%
48%
63%
60%
56%
46%
46%
54%
52%
2001
2002
2003
2004
2005
2006
2007E
New Phones
Replacements

Source: InfoWorld.com

Growth Strategy

- **Capitalize on the world wide increase in the use of Bimetallic Composite Wiring as a substitute to pure copper in an expanding base of applications by:**
  - Broadening and strengthening our distribution and sales network both domestically and internationally to access new customers
  - Improving supply chain and supplier partnerships

- **Capture incremental market share both domestically and internationally by exploiting our lower cost comparable product offering**





The Many China Advantages Fushi Enjoys


Low Labor Cost
Huge Market
Execution Speed
Technical Talent
FUSHI
International,Inc.
Manufacturing Expertise
Government Initiatives

Fushi vs. International Competitors

Comparison	Fushi	International Competitors
Cost of Expansion	Low	High
Speed of Expansion	High	Low
Process Innovation	High	Low
Level of Automation	Medium	High
Proximity to Domestic Market	High	Medium
Response time to Domestic Customers	Short	Long

Fushi's business model is more flexible than its international competitors, allowing it to rapidly adjust to changing market conditions and provide timely services to customers

Top Five Customers…

Customer	Description
1 Jiangxi Lianchuang Photoelectricity Science Co.	Listed on Shanghai Stock Exchange, main products include coaxial cable used in the telecommunication industry cable television industry. China Mobile is one of its principal customers.
2 Zhuhai Hansheng Industrial Co, Ltd.	JV producer of coaxial drop cable, physical foaming coaxial cable, and antenna cable, having the largest production capacity and output of physical foaming coaxial cables in China. The first American UL certified Chinese company.
3 Taizhou Yihua Specialty Electric Co., Ltd.	Producer of enameled wires made of copper, aluminum, and copper clad aluminum.
4 Shantou Jinqiao (Golden Bridge) Cable Co., Ltd.	Producer of CATV cable, having some of the world's most advanced production lines for radio frequency (RF) cable.
5 ACOME Xintai Cable Co., Ltd.	Sino-French JV producer of low-loss RF coaxial cables and accessories and automotive cables.

Broad Domestic Distribution

Customer Breakdown by Provinces for FY 2006



30%
25%
20%
15%
10%
5%
0%
25
20
15
10
5
0
18%
15%
12%
5%
14%
25%
27%
12%
23
13
14
8
9
7
13
6
Guangdong
Jiangsu
Zhejiang
Hubei
Jiangxi
Sichuan
Shandong
Others
Estimated Market Share
# of Customers

Diversified Customer base

Fushi's Five Largest Customers as % of Total Sales 2003-2006


80%
60%
40%
20%
0%
73%
75. 37%
40. 77%
41. 10%
34. 78%
30. 27%
31. 40%
2003
2004
2005
1Q2006
2Q2006
3Q2006
4Q2006

Financial Performance

USD in millions, except for per share data

	FY2003 (audited)	FY2004 (audited)	FY2005 (audited)	1Q06	2Q06	3Q06	4Q06	FY2006 (unaudited)
Revenue	$11.9	$15.7	$33.7	$14.6	$18.3	$13.0	$22.0	$67.9
COGS	7.0	9.0	21.4	9.3	10.2	9.0	13.9	40.7
Gross Profit	4.9	6.7	12.3	5.3	8.1	4.0	9.8	27.2
Operating Income	3.6	4.8	10.1	4.4	7.3	3.1	5.6	20.4
Net Income	3.6	3.8	7.8	3.8	7.2	*1.4	5.4	*17.8
EPS	$0.23	$0.25	$0.50	$0.19	$0.34	$0.06	$0.24	$0.81
Shares Outstanding- diluted	15.5	15.5	15.7	19.5	21.4	22.8	22.8	22.0

Notes:

1. *includes $1.5 million non-cash charge.
2. Net incomes do not include foreign currency translation adjustment.

Key Financial Metrics



	FY2003 (audited)	FY2004 (audited)	FY2005 (audited)	1Q06	2Q06	3Q06	4Q06	FY2006 (unaudited)
YoY Revenue Growth	NA	31.9%	114.6%	265.0%	230.0%	52.0%	38.5%	101.5%
YoY Operating Income Growth	NA	31.9%	110.4%	-56.4%	65.9%	-57.5%	80.6%	102.0%
YoY Net Income Growth	NA	6.1%	105.3%	318.9%	341.1%	-39.4%	120.7%	138.5%
YoY EPS Growth	NA	6.1%	102.6%					62.9%
Gross margin	41.2%	42.7%	36.5%	36.3%	44.3%	30.8%	44.5%	40.1%
Operating Margin	30.6%	30.6%	30.0%	30.1%	39.9%	23.8%	25.5%	30.0%
Net Margin	30.1%	24.2%	23.1%	26.0%	39.3%	10.8%	24.5%	26.2%
Return on Equity	15.9%	17.7%	22.4%					27.8%
Debt/Total capitalization	29.7%	38.3%	27.9%					18.0%
Net Debt/Total capitalization	28.9%	32.3%	17.9%					5.6%
Cash flow from operations/Total debt	0.4x	0.4x	0.2x					0.5x

Capital Structure

Shares outstanding: 20.7 million
Warrants : 2.1 million (avg. ex/price = $3.58)

DEBT: The Citadel Financing

CITADEL

- $40M – HY 5 Year Senior Floating Rate Notes:
  - > Initially LIBOR plus 7.0% with step down provision
- $20M – CB 5 Year Convertible Senior Notes:
  - > Carries 3% Interest
  - > Initial Conversion price of $7 with provisions and floor of $4.50/share
  - > **"Earnings Targets"**
    - $5M in Net Income for Q2, Q3 and Q4 of CY07
    - $6M in Net Income for each Quarter during CY08
    - $7.2M in Net Income for each Quarter during CY09

Awards and Certifications


Certificate of Assessment
EQAICC






辽宁省名牌产品证书

- ISO 9001Certification April 2002
- Awards from Malaysia and GIMEX of Germany for International Cooperation
- High-Tech Enterprise Certification issued by Bureau of Science and Technology, Dalian July 2002
- CAA and CAS listed on the State Torch Plan April 2003
- Fushi CAA honored as 'Famous Brand' of Liaoning Province January 2005
- Fushi CAA honored as "Famous Brand" of Dalian City March 2005


2003年度
免检企业





Experienced Management Team

The entire team is dedicated to make Fushi the global market leader in the bimetallic cable industry.

Our management is organized as follows:



Mr.Fu Li
CEO
Mr.Chris Wang
CFO
Mr.Yang Yue
President
Ms.Xu Chunyan
Controller
Ms.Liu Qingshan
Domestic SalesManager
Mr.Liu Shuzhi
Compliance Manager
Mr.Yang Xishan
Executive VP &
Chief Engineer
Mr.Zhou Zhirong
Export Sales Manager
Ms.Xue Erbing
Human Resource Mgr.
Ms.Song Limin
Sr.Accountant
Mr.Han
Zhengbin VP Operations
Mr.Wu Yiqun
VP Production

Investment Considerations and Company Goals

- China's leading high quality low cost manufacturer in a market experiencing dynamic growth
- Focus on Expanding Domestic and International Distribution
- Working Capital Position provides foundation for major expansion
- Current facilities sufficient for three-fold increase in capacity with only CAPEX needed for new lines.
- Currently in the process of implementing 404 internal control and corporate governance.
- Management is committed to building an independent board, and filing its application for listing on a major exchange in the near term.

Fushi International

'the largest manufacturer of bimetallic cable products in China'

Dalian Headquarters:

1 Shuang Qiang Road
Jinzhou District
Dalian City, China 116100
Tel: (86) 411 8770 3333 Fax: (86) 411 8763 5088

www.fushiinternational.com

Investor Contact:

Hayden Communications
Matt Hayden
858 704 5065
matt@haydenir.com

Thank You